Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 97.2%
CANADA — 3.1%
Shopify, Inc., Class A *	16,723	$17,107,127
CHINA — 26.2%
Alibaba Group Holding Ltd. ADR*	121,116	35,605,682
BeiGene Ltd. ADR*	10,853	3,108,733
KE Holdings, Inc. ADR*	52,388	3,211,385
Meituan Dianping, Class B *	882,000	27,784,150
NetEase, Inc. ADR	18,339	8,338,193
NIO, Inc. ADR*	418,577	8,882,204
Pinduoduo, Inc. ADR*	213,321	15,817,752
TAL Education Group ADR*	163,688	12,446,836
Tencent Holdings Ltd.	456,100	30,806,540
		146,001,475
FRANCE — 5.4%
Hermes International	8,079	6,958,103
Kering	33,812	22,429,073
L’Oreal SA	2,788	907,301
		30,294,477
GERMANY — 2.0%
Delivery Hero SE*	98,829	11,339,633
HONG KONG — 0.9%
AIA Group Ltd.	498,800	4,958,120
NETHERLANDS — 4.4%
Adyen NV*	5,509	10,161,321
ASML Holding NV	39,494	14,588,105
		24,749,426
UNITED STATES — 55.2%
Alphabet, Inc., Class C *	8,366	12,294,674
Amazon.com, Inc.*	13,765	43,342,268
Atlassian Corp. PLC, Class A *	62,431	11,349,331
Beyond Meat, Inc.*	26,890	4,465,353
Carvana Co.*	31,379	6,999,400
Cloudflare, Inc., Class A *	143,904	5,908,698
DexCom, Inc.*	36,621	15,096,275
Facebook, Inc., Class A *	79,614	20,850,907
Illumina, Inc.*	71,922	22,229,652
Intuitive Surgical, Inc.*	15,928	11,301,553
Ionis Pharmaceuticals, Inc.*	48,397	2,296,438
Moderna, Inc.*	31,828	2,251,831
Netflix, Inc.*	37,038	18,520,111
NVIDIA Corp.	28,614	15,486,469
Peloton Interactive, Inc., Class A *	152,958	15,179,552
salesforce.com, Inc.*	52,565	13,210,636
Spotify Technology SA*	49,772	12,073,194
Tesla, Inc.*	109,701	47,062,826
Workday, Inc., Class A *	50,720	10,911,394
Zoom Video Communications, Inc., Class A *	35,914	16,883,530
		307,714,092
TOTAL INVESTMENTS — 97.2%
(cost $239,974,253)		$542,164,350
Other assets less liabilities — 2.8%		15,448,435
NET ASSETS — 100.0%		$557,612,785

*	Non-income producing security.

ADR	-	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Long Term Global Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$412,232,003	$129,932,347	$–	$542,164,350
Total	$412,232,003	$129,932,347	$–	$542,164,350

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.